Exhibit 32.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER OF
SEBRING SOFTWARE, INC.
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
§ 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Sebring Software, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Leif Andersen, Chief Executive Officer of the Company, do hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, based on my knowledge, that:

1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ Leif Andersen
Leif Andersen
Chief Executive Officer
November 21, 2011

This certification accompanies the Report pursuant to § 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of § 18 of the Securities Exchange Act of 1934, as amended.

Exhibit 32.1

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER OF
SEBRING SOFTWARE, INC.
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
§ 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Sebring Software, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Leif Andersen, Chief Financial Officer of the Company, do hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, based on my knowledge, that:

1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Leif Andersen
Leif Andersen
Chief Financial Officer
November 21, 2011

This certification accompanies the Report pursuant to § 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of §18 of the Securities Exchange Act of 1934, as amended.